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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 6, 2002


                         AMERICAN BIO MEDICA CORPORATION
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New York                       0-28666              14-1702188
----------------------------            ------------      ----------------------
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                 File Number)      Identification Number)



          122 Smith Road, Kinderhook, NY                      12106
          ---------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5.      OTHER EVENTS

             On February 6, 2002, the Board of Directors of the registrant accepted the resignation of Robert L. Aromando as President and Chief Executive Officer. Aromando will remain a Director of the registrant. Gerald Moore, the registrant's current Chairman of the Board of Directors, was appointed to the position of President and Chief Executive Officer of the registrant. Moore also remains the registrant's Chairman of the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  99.1 American Bio Medica Corporation press release dated February 7, 2002








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN BIO MEDICA CORPORATION
                                           (Registrant)


Dated:  February 7, 2002                   By:      /s/ Keith E. Palmer
                                                ----------------------------
                                                    Keith E. Palmer
                                                    Chief Financial Officer






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                                  Exhibit Index


Exhibit No.                  Description                          Page No.
-----------                  -----------                          --------

99.1              American Bio Medica Corporation press              5
                  release dated February 7, 2002